UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2023

Oak Street Health, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39427	84-3446686
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
30 W. Monroe Street
Suite 1200
Chicago, Illinois 60603
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 898-6762
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OSH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     Other Events

As previously disclosed, Silicon Valley Bank ("SVB") is a lender under Oak Street Health, Inc.'s (the "Company") $300 million term loan credit facility, with Hercules Capital, Inc. ("Hercules Capital") committed to fund 80% of the term loan commitments and SVB committed to fund the remaining 20%. To date, the Company has drawn down $75 million under the term loan credit facility. Of the remaining undrawn $225 million, SVB was committed to providing $45 million. While the Hercules Capital portion of the term loan commitment is unaffected, it is unclear at this time whether and to what extent the Company will be able to draw upon SVB’s remaining portion of the term loan commitment. The Company has the ability to draw down amounts under the term loan credit facility over the life of the loan pursuant to separate tranches at specified time periods.

SVB also provided the Company with certain commercial banking and treasury management services. Consistent with the terms of the term loan credit facility, the Company maintained less than a quarter of its cash, cash equivalents and marketable debt securities at SVB. On March 12, 2023, the United States Treasury announced that all SVB depositors would have access to their funds on March 13, 2023. Accordingly, the Company expects to have full access to its funds on that date.

A copy of the Company's Loan Agreement dated September 30, 2022 governing its term loan credit facility is filed as Exhibit 4.5 to the Company's Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission on February 28, 2023.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements that are based on the Company’s beliefs and assumptions and on information currently available to the Company on the date of this Current Report on Form 8-K. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “continue,” “could,” “design,” “estimate,” “expect,” “may,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements include, but are not limited to, estimates regarding the sufficiency of the Company’s cash, cash equivalents, and marketable debt securities, cash flow from operations and the Company's ability to recover its cash in deposit at SVB. Except as required by law, the Company assumes no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Further information on factors that could cause the Company’s actual results to differ materially from the results anticipated by the Company’s forward-looking statements is included in the reports the Company has filed with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. All information provided in this Current Report on Form 8-K is as of March 10, 2023, and the Company undertakes no duty to update this information unless required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 13, 2023

Oak Street Health, Inc.

By:	/s/ Tim Cook
Name:	Tim Cook
Title:	Chief Financial Officer
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